Exhibit 10.50

Summary Translation of Chuan East to Chuan West

Transferring Gas Pipe Project Product Collective Contract

Contract number: G11CQ-08-MM-0010

Signing date: November 2008

Buyer: Southwest Oil Gas Company of SINOPEC

Supplier: Jining ENI Energy Technology Co., Ltd.

Signing place: Chengdu city of Sichuan province

Total sum: RMB969,500

Product: Temperature transmission, pressure transmission and Annubar

ENI has not yet collected full payment or issued an invoice but has recognized this amount as income for 2008.